Exhibit 99.3
Transcript of Introductory Video

Narrator:

What is Omnichannel? Omnichannel is the integration of all physical channels offline and digital channels online to offer a unified customer experience. Now watch and see what it means for you.

Narrator:

The Enthusiast. Powersports. The essence of powersports is more than just bikes on the highway or ATVs ripping through the desert. Powersports is a lifestyle. It's a defiance of the norm, a celebration of adventure. Whether you're a powersports enthusiast or riding is entirely new, the appeal of powersports can be alluring to everybody. And we're celebrating an entirely new opportunity in the powersports market brought to you by the upcoming merger of RumbleOn and RideNow.

Marshall Chesrown:

I started in the automobile business right out of high school as a teenager and had been in the business over 40 years.

Mark Tkach:

I was in the auto business and gas was really high priced and so I got a job just selling Honda motorcycles 41 years ago.

Peter Levy:

Just out of college, my first job was in the remarketing business for the auto industry.

Narrator:

The journey of many enthusiasts may have started on the back of their grandpa's cruiser or in the barn with a mini bike, but it lives on as an energy that fuels them. Sometimes for life.

Marshall Chesrown:

I'm definitely a toy nut. I mean, I started at about eight years old. I believe my mother bought me my first Honda mini trail. It's here in this building, we should probably drag it out.

Mark Tkach:

I met my business partner 31 years ago dirt bike riding out in the desert.

Peter Levy:

When I was 10 years old, my father bought me a mini bike and that was the first time in my life that I got to really feel the wind in my face and the freedom that it provides.

Narrator:

Customers want hassle-free transactions with the quickest and simplest route to their dreams. Current marketplaces offer unsecured transactions and commonly lack transparency or accurate information.

Marshall Chesrown:

Well, I think the biggest challenge for consumers today is dealers are not equipped to do full online transactions.

Narrator:

Riders demand more than just unmoderated listing sites with unsafe transactions. Like any major vehicle purchase today, they want a no-risk online transaction with trade options, asset history, and guaranteed peace of mind.

Marshall Chesrown:

This is not about changing anything at RideNow, zero. This is all about incremental sales and increasing the opportunity on the pre-owned space.

Narrator:

Combining RideNow's enormous national footprint with the technology of RumbleOn, we provide an omnichannel solution for the modern-day enthusiast. RideNow and RumbleOn share a passion that is making waves amongst adrenaline junkies.

Peter Levy:

RumbleOn is unique because we're in the want business. When you're in the want business and you're buying a motorcycle like the one I'm sitting on, there's a passion that comes about.

Mark Tkach:

People want these motorcycles and no matter what, even when things were at their worst in 2009, we still had people come in that door.

Marshall Chesrown:

We really landed on the motorcycle space as a great opportunity because there weren't any major players. There weren't any significant big box type retail organizations, and there was a really, really antiquated online presence. It is an industry that really had not been touched.

Mark Tkach:

We are the brick and mortar to the online side of business. I mean, we've obviously been doing business a long time, well before the internet came about. With the technology that they're bringing to the table, I believe it'll be an awesome marriage and it will give us a very nice increase in product, which will obviously flow through to an increase in more sales, which flows through the more profit.

Marshall Chesrown:

RideNow provides after-sale. It's great to talk about doing an online vehicle transaction, but these are used vehicles and used vehicles do break. To have a place that they can go for maintenance, for oil changes, for all those types of things if they need work on their vehicle, to be able to continue that connection to our customer through the entire lifecycle of their toys.

Peter Levy:

RumbleOn has given the ability for mom and dad, regardless of seasons and regardless of place, from the comfort of their couch, to be able to sell assets that may have been sitting in their garage for some time or some financial need is created where they need to sell those assets today. We've done that almost a million times since the day we started.

Narrator:

As the leader in the motorcycle remarketing space, RumbleOn is excited to grow with RideNow's nationwide footprint, an extensive range of manufacturers. This creates a new opportunity to appeal to 100% of enthusiasts while expanding the fan base beyond powersports.

Peter Levy:

It's RumbleOn's dream that when you wake up in the morning and you grab your phone, that the first thing you do is you look at your RumbleOn app because it's going to feed you something about your passion.

Narrator:

We connect people to their vehicles, the unique communities they desire and the adventures that are sure to follow.

Peter Levy:

We believe that RumbleOn and the RumbleOn app starts in the garage. RumbleOn allows you to fill your garage with all the essentials that you can keep in one place and revert back to anytime.

Narrator:

We know the life of an enthusiast can be busy, so the app will deliver tailored alerts and recommendations that will enhance everyone's experience. When it's time to take a ride, RumbleOn provides a list of destinations, whether they want an ATV tour in Texas, or to attend Cars and Coffee in California, we can show them the way.

Peter Levy: [HERE]

The feature-rich content with having all your records and your assets, everything with a VIN stored in your RumbleOn app with reminders for oil changes. With our nationwide footprint of dealerships where we can service, help you pick up that broken down bike, or service the need you have in buying and selling your new motorcycle, no one is going to take that app off their phone.

Marshall Chesrown:

We have technology that dealers don't have today, don't really even have the infrastructure to create it and this is not stuff that you go buy off the shelf for $399 a month. When you talk about facilitating a complete online transaction through a trade-in, through the financing, through the titling, through the payment process, inspection process, all those types of things and doing it 100% online, we believe in the powersports space we're the only ones that have it, the only ones that can do it.

Peter Levy:

From a cash offer tool, to auction technology, to data mining, to artificial intelligence, to the fact that we can deliver content to you immediately.

Narrator:

We're great at what we do. With over 250 years of combined experience across auto, powersport, and technology industries, we're proud of our stellar Google rating and enthused by fan reception in-person and online.

Peter Levy:

It's the want business. The want business starts from the day you were born. We want something and I don't think it ends until the day you die.

Mark Tkach:

RumbleOn will bring all this used product in that obviously lowers our pricing. It makes it more affordable for that first-time buyer.

Marshall Chesrown:

When you want to bring new riders, from our perspective, into the industry, you bring them in with pre-owned and you bring them in with pre-owned because of affordability.

Mark Tkach:

40 years later, every time I see somebody taking delivery, I still get that excitement in myself. That's the truth because it's just, you just know what they're feeling and how excited they are, but the passion part comes from, it's just in you.

Narrator:

Whatever you ride and wherever you explore, you'll discover an adrenaline-filled journey with RideNow and RumbleOn that fuels your passion for powersports at every level and keeps your wheels turning.

****
Forward-Looking Statements

Certain statements made in the introductory video are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in the introductory video regarding the proposed business combination of RumbleOn and RideNow contemplated by the definitive agreement (the “Transaction”), including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on managements’ current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreement; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) the failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of the COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of the projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the Securities and Exchange Commission (the “SEC”) relating to the Transaction, including those under “Risk Factors” therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in the introductory video should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn’s management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, RumbleOn intends to file relevant materials with the SEC, including a preliminary proxy statement, and when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in the introductory video are not incorporated by reference into, and are not a part of, the introductory video.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the proxy statement for the Transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the Transaction when available. Information about RumbleOn’s directors and executive officers and their ownership of RumbleOn’s common stock is set forth in RumbleOn’s definitive proxy statement for its 2020 Annual Meeting of Stockholders filed with the SEC on July 29, 2020. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RideNow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RumbleOn in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement for the Transaction.

No Offer or Solicitation

The introductory video does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval,, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.